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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): August 14, 2002


                         ROBERTS REALTY INVESTORS, INC.
               (Exact name of Registrant as specified in charter)


          GEORGIA                     001-13183                56-2122873
----------------------------  ------------------------   ----------------------
(State or other Jurisdiction  (Commission File Number)       (I.R.S. Employer
    of Incorporation)                                    Identification Number)


8010 ROSWELL ROAD, SUITE 120, ATLANTA, GEORGIA                         30350
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    (Address of principal executive offices)                         (Zip Code)

                                 (770) 394-6000
              (Registrant's Telephone Number, including Area Code)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not Applicable
(b)      Not Applicable
(c)      Exhibits:


Exhibit Number             Description

99.1 Certifications of Charles S. Roberts and Stephen M. McAleer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Press Release of Roberts Realty Investors, Inc. regarding its earnings for the three months ended June 30, 2002.

ITEM 9.  REGULATION FD DISCLOSURE

On August 14, 2002, Roberts Realty Investors, Inc. filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Accompanying the Quarterly Report as correspondence were the certifications of Roberts Realty's Chief Executive Officer, Charles S. Roberts, and Chief Financial Officer, Stephen M. McAleer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which certificates are attached as
Exhibit 99.1 to this Current Report on Form 8-K.

Also on August 14, 2002, Roberts Realty issued the press release attached as
Exhibit 99.2 regarding its earnings for the three months ended June 30, 2002.

The certifications attached as Exhibit 99.1 are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Regulation FD, and they are not being filed as part of the Roberts Realty's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. The press release attached as Exhibit
99.2 is not filed but is furnished pursuant to Regulation D.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                    ROBERTS REALTY INVESTORS, INC.


Dated:  August 14, 2002             By:  /s/ Stephen M. McAleer
                                       ----------------------------------------
                                       Stephen M. McAleer
                                       Chief Financial Officer


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                                 EXHIBIT INDEX


Exhibit Number             Description

99.1 Certifications of Charles S. Roberts and Stephen M. McAleer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Press Release of Roberts Realty Investors, Inc. regarding its earnings for the three months ended June 30, 2002.


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